Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Name of Issuer: Van Kampen High Yield Fund
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended August 31, 2008 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date: October 23, 2008

/s/ Jerry W. Miller
Jerry W. Miller
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Van Kampen High Yield Fund and will be retained by Van Kampen High Yield Fund and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this Report, but not being filed as part of this Report.

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Name of Issuer: Van Kampen High Yield Fund
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended August 31, 2008 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date: October 23, 2008

/s/ Stuart N. Schuldt
Stuart N. Schuldt
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Van Kampen High Yield Fund and will be retained by Van Kampen High Yield Fund and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this Report, but not being filed as part of this Report.